UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2013

POTOMAC ELECTRIC POWER COMPANY
(Exact name of registrant as specified in its charter)

District of Columbia and Virginia	001-01072	53-0127880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Ninth Street, N.W., Washington, DC	20068
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code           (202) 872-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01            Entry into a Material Definitive Agreement.

Potomac Electric Power Company (the Company) has entered into a Purchase Agreement, dated November 14, 2013 (the Purchase Agreement), with Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Scotia Capital (USA) Inc., as representatives (collectively, the Representatives) of the several underwriters named therein (collectively, the Underwriters), for the offer and sale of $150,000,000 in aggregate principal amount of the Company’s First Mortgage Bonds, 4.95% Series due November 15, 2043 (the Bonds) in an underwritten offering registered on a Registration Statement on Form S-3 (Registration No. 333-190917-03), which was filed with the Securities and Exchange Commission on August 30, 2013 (the Offering). The Purchase Agreement is filed herewith as Exhibit 1.1 and the form of Bond is filed herewith as Exhibit 4.1. The Bonds are initially being offered to the public at a price of 99.259% of the principal amount. At the closing of the Offering, which is scheduled to occur on November 21, 2013, the Company will realize, after deduction of the underwriting discount of 0.875% of the principal amount and before deduction of Offering expenses, net proceeds of approximately $147.6 million.

The Bonds will be issued under the Mortgage and Deed of Trust, dated July 1, 1936, between the Company and The Bank of New York Mellon, as successor trustee (the Mortgage Trustee), as amended and supplemented from time to time, including pursuant to the Supplemental Indenture, dated as of November 14, 2013 (the Supplemental Indenture), relating to the issuance of the Bonds (the Mortgage). Subject to the exceptions and limitations contained in the Mortgage, the Bonds will be secured, together with all bonds now or hereafter issued, under the Mortgage, by a first lien (subject to certain leases, permitted liens and other minor matters) on substantially all of the Company’s real and personal property and franchises. A copy of the Supplemental Indenture is filed herewith as Exhibit 4.2.

The Company may redeem all or any portion of the Bonds at its option, at any time prior to their maturity, at the redemption price described below. The Company will give notice of its intent to redeem the Bonds at least 30 days, but no more than 60 days, prior to the redemption date. If the Company redeems all or any part of the Bonds as described above prior to May 15, 2043, the Company will pay a redemption price equal to the greater of (i) 100% of the principal amount of the Bonds being redeemed; and (ii) a make-whole amount as set forth in the Supplemental Indenture, plus, in each case, accrued and unpaid interest on such Bonds to the redemption date. If the Company redeems all or any part of the Bonds pursuant to the provisions thereof on or after May 15, 2043, the Company will pay a redemption price equal to 100% of the principal amount of the Bonds being redeemed plus accrued and unpaid interest thereon.

The Company intends to use the net proceeds from the Offering to repay its outstanding commercial paper, including commercial paper issued to repay in full at maturity $200,000,000 in aggregate principal amount of the Company’s 4.95% Senior Notes due November 15, 2013, plus accrued and unpaid interest thereon, and the remainder, if any, for general corporate purposes. These Senior Notes are secured by a like principal amount of a corresponding series of the Company’s First Mortgage Bonds, 4.95% Collateral Series, due November 15, 2013, issued under the Mortgage (the Maturing Bonds). Under the Mortgage, the Maturing Bonds are deemed to be satisfied when the Senior Notes are repaid.

The legality opinion of Kevin C. Fitzgerald, Esq., Executive Vice President and General Counsel of the Company, relating to the issuance of the Bonds, is filed herewith as Exhibit 5.1.

In the ordinary course of business, the Underwriters and their respective affiliates have from time to time performed and may in the future perform various financial advisory, commercial banking, investment banking services and asset leasing for the Company and its affiliates, for which they received, or will continue to receive, customary fees or compensation. In addition, affiliates of certain of the Representatives are dealers under the Company’s commercial paper program and affiliates of the Representatives are lenders under the Company’s primary credit facility.

The Underwriters and their respective affiliates may also, in the ordinary course of their various business activities, make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers, and such investment and securities activities may involve securities and instruments of the Company or its affiliates. Certain of the Underwriters and their affiliates that have a lending relationship with the Company routinely hedge, and certain other of those Underwriters or their affiliates may hedge, their credit exposure to the Company consistent with their customary risk management policies. The Underwriters and their respective affiliates may also make investment recommendations or publish or express independent research views in respect of such securities or financial instruments and may at any time hold, or recommend to clients that they acquire, long or short positions in such securities and instruments.

Item 9.01            Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

1.1	Purchase Agreement, dated November 14, 2013, among the Company and Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Scotia Capital (USA) Inc., as representatives of the several Underwriters named therein

4.1	Form of First Mortgage Bond, 4.95% Series due November 15, 2043, (included in Exhibit 4.2)

4.2	Supplemental Indenture, dated as of November 14, 2013, with respect to the Mortgage and Deed of Trust, dated July 1, 1936

5.1	Opinion of Kevin C. Fitzgerald, Esq.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POTOMAC ELECTRIC POWER COMPANY

Date: November 15, 2013	/s/ Fred Boyle
Name: Frederick J. Boyle
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

1.1	Purchase Agreement, dated November 14, 2013, among the Company and Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Scotia Capital (USA) Inc., as representatives of the several Underwriters named therein

4.1	Form of First Mortgage Bond, 4.95% Series due November 15, 2043, (included in Exhibit 4.2)

4.2	Supplemental Indenture, dated as of November 14, 2013, with respect to the Mortgage and Deed of Trust, dated July 1, 1936

5.1	Opinion of Kevin C. Fitzgerald, Esq.

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